UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2012

IMPERIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	001-35064	30-0663473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Park of Commerce Boulevard, Suite 301 Boca Raton, Florida		33487
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (561) 995-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 12, 2012, Imperial Settlements Financing 2010, LLC (“ISF”), a wholly-owned subsidiary of Imperial Holdings, Inc. (the “Company”), resumed financing under its existing 8.39% Fixed Rate Asset Backed Variable Funding Notes issued under the Master Trust Indenture, dated as of September 24, 2010, as supplemented by the Series 2010-1 Supplement, dated as of September 24, 2010, by and among ISF as the issuer, Portfolio Financial Servicing Company as the initial master servicer, and Wilmington Trust Company as the trustee and collateral trustee (the “Guaranteed Structured Settlements Receivables Facility”).

In connection with the resumption of financing under the Guaranteed Structured Settlements Receivables Facility, the Company’s wholly-owned subsidiaries, Washington Square Financial, LLC and ISF, entered into an Acknowledgment (the “Acknowledgment”), dated as of January 12, 2012, with Portfolio Financial Servicing Company, Wilmington Trust Company and PPF Holdings II Ltd.

Pursuant to the Acknowledgment, the parties thereto acknowledged, and agreed to certain payments in respect of, the transfer of the ownership of certain lock-box accounts associated with the Guaranteed Structured Settlements Receivables Facility. The foregoing summary does not purport to be complete and is qualified in its entirety by the Acknowledgment attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 17, 2012, the Company issued a press release announcing the resumption of financing under the Guaranteed Structured Settlements Receivables Facility described in Item 1.01 above. As previously disclosed, ISF had ceased requesting advances under the Guaranteed Structured Settlements Receivables Facility while the Company analyzed the effect of a transition to a new commercial bank on its operations. A copy of the press release is furnished as Exhibit 99.1 herewith.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1	Acknowledgment, dated as of January 12, 2012, by and among Imperial Settlements Financing 2010, LLC, Washington Square Financial, LLC, Portfolio Financial Servicing Company, Wilmington Trust Company and PPF Holdings II Ltd.

Exhibit 99.1	Press release issued by the Company on January 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 17, 2012

IMPERIAL HOLDINGS, INC.
(Registrant)

By:	/s/ Michael Altschuler
Michael Altschuler
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Acknowledgment, dated as of January 12, 2012, by and among Imperial Settlements Financing 2010, LLC, Washington Square Financial, LLC, Portfolio Financial Servicing Company, Wilmington Trust Company and PPF Holdings II Ltd.

99.1	Press release issued by the Company on January 17, 2012.